THE TAIWAN FUND, INC. (THE ‘FUND’)

MONTHLY INSIGHT

MARCH 31, 2012

IN BRIEF

Net asset value per share	US$17.97
Market price	US$16.83
Premium/(discount)	(6.34%)
Fund size	US$333.8m

Source: State Street Bank and Trust Company.

At March 31, 2012		US$ return
	Fund*	TAIEX Index†
	%	%
One month	(2.9)	(2.7)
Three months	12.7	15.1
One year	(8.2)	(5.3)
Three years % pa	21.6	24.7

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. NAV performance.

†Source: TWSE. The index shown is the TAIEX Total Return Index.

FUND MANAGERS

MANAGER’S COMMENTARY

In terms of the macroeconomic environment, March 2012 turned out to be an ideal month for equity investors. Largely positive data, in particular for employment, continued to trickle in from the United States, reinforcing investors’ confidence that the worst was now past. At times it was as if the European debt crisis, which crippled the market late last year, had never existed at all. However, after rebounding 23% from the recent bottom, Taiwanese stocks lost steam during the month, even though United States equities rallied. The Taiwan Stock Exchange Index ended the month 2.7% down.

Towards the end of the first quarter, the Taiwanese market fell more than its regional counterparts as the Finance Ministry proposed a possible tax on stock investments and other capital gains. A special committee has been set up to discuss tax reforms as the re-elected government tries to fulfill its campaign promise to narrow Taiwan’s wealth gap. The government is actively looking for new sources of revenue in order to turn around the budget deficit, which has now been running for twelve consecutive years. Taiwan’s debt-to-GDP ratio is higher than the Asian average, while its tax revenue-to-GDP ratio is lower. At its first meeting, the committee agreed to put the new tax proposal at the top of its agenda. Although there are no details yet, these developments have made investors jittery – and for good reason. The last time the government proposed such a tax, which was in 1988, the market fell for nineteen consecutive trading sessions. This latest proposal will continue to be a market overhang until the details are finalized. Until then, the market will probably trade cautiously, especially given its strong rebound over the last three months.

At the start of April, cross-straits relations were further improved at the Boao Forum held in Hainan. Taiwan’s Vice President-elect Wu Den-yih, attending the forum in the capacity of chief adviser of the Cross-Straits Common Market Foundation, met mainland China’s Vice Premier Li Keqiang. Both sides called for further strengthening of economic co-operation, mutual faith and political goodwill. The two also reportedly agreed to complete an accord on cross-straits insurance policies, as well as commencing negotiations for a currency clearing accord, in the first half of the year. In addition, it was announced that the individual-tourist scheme has been expanded to ten Chinese cities, from the previous three.

In technology, Hon Hai took a 10% stake in Sharp, with the former’s founder and chairman putting his own money into the deal. This fueled market speculation that Apple is soon going to launch the so-called ‘Apple TV’, as the acquisition is seen to combine Sharp’s advanced TV technology with Hon Hai’s expertise in making Apple products. In addition, Sharp’s 10th-generation TFT (thin film transistor) production line should be able to provide capacity support for the ‘iTV’.

MONTHLY INSIGHT

INVESTMENT STRATEGY

Since the start of the year, the Fund has risen 12.7%. Notable positive contributions to performance have come from its holdings in Ruentex Development, First Steamship and WT Microelectronics. The shares of Ruentex Development, Taiwan’s major supermarket operator and property developer, performed well on the back of strong 2011 results. The market’s expectations concerning the company’s property development and BOT (build-operate-transfer) projects have also risen. Shares in shipping company First Steamship rose on the news that its Chinese department-store subsidiary, Grand Ocean, is seeing improvements in operations following a disappointing fourth quarter of 2011. Meanwhile, the share price of WT Microelectronics moved higher as investors became increasingly optimistic about the demand outlook for electronic products following better-than-expected United States macroeconomic data.

On the flip side, stocks which performed poorly for the Fund during the first quarter of 2012 included Uni-President Enterprises, PC Home Online and Far Eastern New Century. Shares in food manufacturer Uni-President Enterprises moved lower as investors reacted to 2011 results. These showed earnings-per-share declining by 13.5% on the back of economic slowdown, rising cost pressures and lower returns from investments. Meanwhile, the shares of internet-service company PC Home Online came under pressure as uncertainties emerged about a potential loss at its new investments. Far Eastern New Century, whose main activity is the production and finishing of synthetic fibers and other textiles, underperformed as the market worried about high inventories of polyester.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

March 31, 2012
Market cap	US$312.6m
Shares outstanding	18,576,090
Exchange listed	NYSE
Listing date	1986
Listed and direct investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)

(US$ returns)	NAV %	Market price %
One month	(2.9)	(2.0)
Three months	12.7	16.2
Three years % pa	21.6	22.4

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Finance	17.5	11.9
Electronics	16.1	51.8
Wholesale and retail	16.0	5.8
Construction	10.6	1.7
Healthcare	7.7	—
Transportation	5.5	2.2
Textiles	3.1	1.8
Steel and iron	3.1	3.0
Foods	2.9	1.7
Electric and machinery	2.2	1.4
Plastic	1.7	8.2
Cement	1.1	1.3
Others	—	2.4
Chemicals	—	2.1
Rubber	—	1.5
Automobile	—	1.6
Tourism	—	0.5
Glass and ceramics	—	0.4
Electrical appliance and cable	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	12.5	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*

49.6% of holdings	Sector	% of net
		assets
WT Microelectronics	Electronics	4.9
President Chain Store	Wholesale and retail	4.7
Ruentex Development	Construction	4.2
KGI Securities	Finance	3.4
Mercuries & Associates	Wholesale and retail	3.3
Chinatrust Financial Holding	Finance	3.2
YungShin Global Holding	Healthcare	3.1
Tung Ho Steel Enterprise	Steel and iron	3.1
SinoPac Financial Holdings	Finance	3.0
First Steamship	Transportation	3.0
Yuanta Financial Holding	Finance	3.0
Uni-President Enterprises	Foods	2.9
Far Eastern Department Stores	Wholesale and retail	2.7
Fubon Financial Holding	Finance	2.6
Advantech	Electronics	2.5

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at March 31, 2012)

	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	(2.9)	12.7	12.7	(8.2)	21.6	3.0	4.8	8.9
TAIEX Index†	(2.7)	15.1	15.1	(9.0)	20.5	2.4	4.3	8.8
TAIEX Total Return Index†	(2.7)	15.1	15.1	(5.3)	24.7	6.4	na	na
MSCI Taiwan Index†	(2.2)	14.5	14.5	(4.5)	23.1	4.3	5.4	na

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
FINANCE					17.5
KGI Securities	6008 TT	NT$12.5	26,527,658	$11,190,071	3.4
Chinatrust Financial Holding	2891 TT	NT$18.6	17,223,268	$10,824,904	3.2
SinoPac Financial Holdings	2890 TT	NT$10.7	28,093,205	$10,137,140	3.0
Yuanta Financial Holding	2885 TT	NT$15.4	19,238,900	$10,005,831	3.0
Fubon Financial Holding	2881 TT	NT$33.3	7,716,706	$8,693,370	2.6
China Life Insurance	2823 TT	NT$28.8	5,193,784	$5,059,252	1.5
Union Bank of Taiwan	2838 TT	NT$10.2	7,507,000	$2,581,648	0.8

ELECTRONICS					16.1
WT Microelectronics	3036 TT	NT$43.9	10,908,556	$16,225,435	4.9
Advantech	2395 TT	NT$102.5	2,426,100	$8,425,528	2.5
Aurora	2373 TT	NT$52.2	4,060,000	$7,180,606	2.2
Wistron NeWeb	6285 TT	NT$65.0	3,117,000	$6,864,592	2.0
GeoVision	3356 TT	NT$139.0	989,000	$4,657,745	1.4
Taiflex Scientific	8039 TT	NT$36.3	3,452,821	$4,246,638	1.3
MPI	6223 TT	NT$74.0	1,448,000	$3,630,487	1.1
Tatung	2371 TT	NT$8.6	4,770,897	$1,388,538	0.4
HTC	2498 TT	NT$597.0	46,000	$930,458	0.3

WHOLESALE AND RETAIL					16.0
President Chain Store	2912 TT	NT$164.0	2,840,000	$15,780,718	4.7
Mercuries & Associates	2905 TT	NT$31.0	10,576,169	$11,090,563	3.3
Far Eastern Department Stores	2903 TT	NT$37.8	6,953,070	$8,893,201	2.7
Test-Rite International	2908 TT	NT$20.4	10,622,000	$7,323,780	2.2
PC Home Online	8044 TT	NT$166.5	1,071,588	$6,045,144	1.8
Taiwan Tea	2913 TT	NT$15.3	8,231,000	$4,252,918	1.3

CONSTRUCTION					10.6
Ruentex Development	9945 TT	NT$43.5	9,598,082	$14,146,151	4.2
Hung Poo Real Estate Development	2536 TT	NT$31.4	4,929,873	$5,244,812	1.6
Goldsun Development & Construction	2504 TT	NT$12.1	11,314,980	$4,619,611	1.4
Acter	5536 TT	NT$135.0	941,179	$4,304,975	1.3
King’s Town Construction	2524 TT	NT$26.1	4,261,680	$3,761,431	1.1
Taiwan Land Development	2841 TT	NT$12.4	8,177,799	$3,421,905	1.0

HEALTHCARE					7.7
YungShin Global Holding	3705 TT	NT$41.8	7,239,000	$10,252,256	3.1
Excelsior Medical	4104 TT	NT$62.4	3,133,729	$6,625,377	2.0
St.Shine Optical	1565 TT	NT$383.0	392,000	$5,086,856	1.5
Pacific Hospital Supply	4126 TT	NT$87.6	1,223,142	$3,630,325	1.1

TRANSPORTATION					5.5
First Steamship	2601 TT	NT$43.9	6,775,000	$10,065,688	3.0
Farglory F T Z Investment Holding	5607 TT	NT$17.8	9,624,000	$5,787,867	1.7
Taiwan High Speed Rail	2633 TT	NT$5.9	12,597,600	$2,526,819	0.8

STEEL AND IRON					3.1
Tung Ho Steel Enterprise	2006 TT	NT$30.0	10,099,000	$10,248,015	3.1

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
TEXTILES					3.1
Makalot Industrial	1477 TT	NT$87.9	1,828,000	$5,444,144	1.6
Far Eastern New Century	1402 TT	NT$34.2	4,216,836	$4,879,126	1.5

FOODS					2.9
Uni-President Enterprises	1216 TT	NT$40.9	6,996,000	$9,682,922	2.9

ELECTRIC AND MACHINERY					2.2
Yungtay Engineering	1507 TT	NT$47.3	3,274,000	$5,241,373	1.6
Good Friend International Holdings	2398 TT	NT$15.7	4,145,000	$2,197,877	0.6

PLASTICS					1.7
Yem Chio	4306 TT	NT$28.4	5,979,833	$5,743,898	1.7

CEMENT					1.1
Wei Mon Industry	8925 TT	NT$16.6	6,433,854	$3,607,728	1.1

OTHER ASSETS AND LIABILITIES, NET				$41,829,121	12.5

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of March 31, 2012.

INDEX DESCRIPTIONS

TAIEX Index

The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of March 31, 2012, it contained 113 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

PO Box 5049

Boston, MA 02111

Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.